Exhibit 99.1

FOR THE PERIOD BEGINNING 6/1/2008 AND ENDING 6/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                               AS OF JUNE 29, 2008
                                   (UNAUDITED)

                                     ASSETS
                                                               June 29, 2008
                                                              --------------
 CURRENT ASSETS:
    Cash and Cash Equivalents                               $      1,790,437
    Restricted Cash                                                   77,680
    Accounts Receivable                                              428,535
    Prepaid Expenses                                                 684,160
    Other Current Assets                                             218,136
    Assets of Discontinued Operations                                    435
                                                              ---------------
         TOTAL CURRENT ASSETS                                      3,199,383
                                                              ---------------


 VESSELS & EQUIPMENT
    Vessel - Palm Beach Princess - under Capital Lease            15,000,000
    Vessel - Big Easy - under Capital Lease - Not in Service       8,712,858
    Other Fixed Assets                                             6,886,017
                                                              ---------------
                                                                  30,598,875
    LESS: Accumulated Depreciation and Amortization                8,466,145
                                                              ---------------
         TOTAL VESSELS & EQUIPMENT - NET                          22,132,730
                                                              ---------------


 OTHER ASSETS:
    Notes Receivable                                               4,800,658
    Deposits and Other Assets - Non-Related Parties                  121,071
    Spare Parts Inventory                                            430,112
                                                              ---------------
         TOTAL OTHER ASSETS                                        5,351,841
                                                              ---------------


 TOTAL ASSETS                                               $     30,683,954
                                                              ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 6/1/2008 AND ENDING 6/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                               AS OF JUNE 29, 2008
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                               June 29, 2008
                                                              --------------
 CURRENT LIABILITIES:
    Accounts Payable                                        $      2,006,993
    Accrued Expenses                                               3,668,132
    DIP Financing                                                  3,237,931
    Liabilities of Discontinued Operations                           420,200
                                                              ---------------
         TOTAL CURRENT LIABILITIES                                 9,333,256
                                                              ---------------

 LIABILITIES SUBJECT TO COMPROMISE:                               54,985,817
                                                              ---------------

                                                              ---------------
         TOTAL LIABILITIES                                        64,319,073
                                                              ---------------

 DEFERRED INCOME                                                   1,439,950

 COMMITMENTS AND CONTINGENCIES                                             -

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock $100.00 Par Value                    36,284,375
    Series B Preferred Stock $10.00 Par Value                      5,000,000
    Common Stock $2.00 Par Value                                  24,565,125
    Capital in Excess of Par                                      24,232,083
    Retained Earnings (Deficit)                                 (124,699,114)
                                                              ---------------
                                                                 (34,617,531)
    LESS:
       Treasury Stock, 915,077 Shares                                457,538

                                                              ---------------
         TOTAL STOCKHOLDERS' EQUITY                              (35,075,069)
                                                              ---------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $     30,683,954
                                                              ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 6/1/2008 AND ENDING 6/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE ONE MONTH ENDED JUNE 29, 2008
                                   (UNAUDITED)

                                                              One Month Ended
                                                               June 29, 2008
                                                              --------------
 OPERATING REVENUES:
    Gaming                                                  $      2,111,665
    Fare                                                              88,152
    On Board                                                         123,905
    Other                                                             47,038
                                                              ---------------
        NET OPERATING REVENUES                                     2,370,760
                                                              ---------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                                           291,505
    Fare                                                             367,912
    On Board                                                         395,138
    Maritime & Legal Expenses                                        859,917
    General & Administrative Expenses                                311,533
    Ship Carrying Costs - Big Easy                                    56,273
    Depreciation & Amortization                                       17,917
                                                              ---------------
        TOTAL OPERATING COSTS AND EXPENSES                         2,300,195
                                                              ---------------

 OPERATING INCOME (LOSS)                                              70,565

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                                  (39,465)
    Interest Income                                                    1,300
    Bankruptcy Costs                                                (176,663)
                                                              ---------------
        TOTAL OTHER INCOME (EXPENSE)                                (214,828)
                                                              ---------------

 (LOSS) BEFORE TAX PROVISION                                        (144,263)
     Income Tax Expense                                                    -
                                                              ---------------

 NET (LOSS)                                                 $       (144,263)
                                                              ===============

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:          $          (0.01)
                                                              ===============

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                        11,367,487
                                                              ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 6/1/2008 AND ENDING 6/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      FOR THE ONE MONTH ENDED JUNE 29, 2008
                                   (UNAUDITED)

                                                             One Month Ended
                                                              June 29, 2008
                                                              ---------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
    (LOSS) BEFORE DISCONTINUED OPERATIONS                   $       (144,263)
    Adjustments to reconcile income (loss)
        to net cash (used in)provided by
        operating activities:
        Depreciation and Amortization                                138,813
        Increase in Deferred Income                                 (368,321)
        Changes in Operating Assets and Liabilities -
           (Increase) in Restricted Cash & Investments                  (758)
           (Increase) Decrease in Accounts Receivable               (303,207)
           (Increase) Decrease in Other Assets                        20,969
           (Increase) Decrease in Prepaid Expenses                    12,341
           Increase (Decrease) in Accounts Payable and
           Accrued Expenses                                           638,117
                                                              ---------------
    NET CASH PROVIDED BY (USED IN) OPERATING                          (6,309)
                                                              ---------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital Expenditures                                                  -
                                                              ---------------
    NET CASH (USED IN) INVESTING ACTIVITIES                                -
                                                              ---------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
     Principal Payments on Short Term Notes                          (30,042)
                                                              ---------------
    NET CASH (USED IN) FINANCING ACTIVITIES                          (30,042)
                                                              ---------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                (36,351)
    CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD           1,904,468
                                                              ---------------

    CASH AND CASH EQUIVALENTS AT END OF THE PERIOD          $      1,868,117
                                                              ===============


Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 6/1/2008 AND ENDING 6/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                               AS OF JUNE 29, 2008
                                   (Unaudited)
                                     ASSETS

     Bankruptcy Court Case No.                  06-16441-BKC-PGH     06-16354-BKC-PGH       06-16351-BKC-PGH      06-16350-BKC-PGH
                                                                        Royal Star              ITG Palm
                                                      ITB, Inc.      Entertainment, LLC        Beach, LLC             ITGV, Inc.
                                                -----------------    -------------------    ------------------    ----------------
 CURRENT ASSETS:
     Cash and Cash Equivalents               $                 -  $                      $             13,545  $        1,745,808
     Restricted Cash                                                                                                       77,680
     Accounts Receivable                                                                               48,043             233,189
     Prepaid Expenses                                     11,055                 94,824                32,996             497,133
     Other Current Assets                                                                               8,740             209,396
     Net Assets of Discontinued
        Operations - Current
                                                -----------------    -------------------    ------------------    ----------------
          TOTAL CURRENT ASSETS                            11,055                 94,824               103,324           2,763,206
                                                -----------------    -------------------    ------------------    ----------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - Palm Beach Princess                                                                                     15,000,000
     Ship Not Placed in Service -  Big Easy                                                         8,712,858
     Equipment                                            67,066                                                        6,818,951
                                                -----------------    -------------------    ------------------    ----------------
                                                          67,066                      -             8,712,858          21,818,951
     LESS: Accumulated Depreciation and
            Amortization                                                                              721,597           7,744,548
                                                -----------------    -------------------    ------------------    ----------------
          TOTAL PLANT & EQUIPMENT - NET                   67,066                      -             7,991,261          14,074,403
                                                -----------------    -------------------    ------------------    ----------------

 OTHER ASSETS:
     Deposits and Other Assets - Non-Related               3,571                                      117,500
     Spare Parts Inventory                                                                                                430,112
     Notes Receivable                                  2,500,000
                                                -----------------    -------------------    ------------------    ----------------
          TOTAL OTHER ASSETS                           2,503,571                      -               117,500             430,112
                                                -----------------    -------------------    ------------------    ----------------

 TOTAL ASSETS                                $         2,581,692  $              94,824  $          8,212,085  $       17,267,721
                                                =================    ===================    ==================    ================

     Bankruptcy Court Case No.                 06-16357-BKC-PGH     06-16356-BKC-PGH

                                                      ITGDC                Orion
                                               -----------------    ----------------
 CURRENT ASSETS:
     Cash and Cash Equivalents              $                    $
     Restricted Cash
     Accounts Receivable
     Prepaid Expenses
     Other Current Assets
     Net Assets of Discontinued
        Operations - Current
                                               -----------------    ----------------
          TOTAL CURRENT ASSETS                                -                   -
                                               -----------------    ----------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - Palm Beach Princess
     Ship Not Placed in Service -  Big Easy
     Equipment
                                               -----------------    ----------------
                                                              -                   -
     LESS: Accumulated Depreciation and
            Amortization
                                               -----------------    ----------------
          TOTAL PLANT & EQUIPMENT - NET                       -                   -
                                               -----------------    ----------------

 OTHER ASSETS:
     Deposits and Other Assets - Non-Related
     Spare Parts Inventory
     Notes Receivable                                                     2,300,658
                                               -----------------    ----------------
          TOTAL OTHER ASSETS                                  -           2,300,658
                                               -----------------    ----------------

 TOTAL ASSETS                               $                 -  $        2,300,658
                                               =================    ================

     Bankruptcy Court Case No.                                             Non-Bankrupt Companies
                                                                           ----------------------
                                                GMO        ITB       ITB         GSRT        HOLDFREE
                                               Travel    Racing      Mgmt     RACE TRACK     RACE TRACK    MGMT INC        TOTAL
                                              --------   -------   -------    ------------    -----------  --------    -----------
 CURRENT ASSETS:
     Cash and Cash Equivalents               $ 28,813  $   (666) $  2,937  $               $              $         $   1,790,437
     Restricted Cash                                                                                                       77,680
     Accounts Receivable                      147,303                                                                     428,535
     Prepaid Expenses                          48,152                                                                     684,160
     Other Current Assets                                                                                                 218,136
     Net Assets of Discontinued
        Operations - Current                                                          335            100                      435
                                              --------   -------   -------    ------------    -----------  --------    -----------
          TOTAL CURRENT ASSETS                224,268      (666)    2,937             335            100         -      3,199,383
                                              --------   -------   -------    ------------    -----------  --------    -----------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - Palm Beach Princess                                                                                     15,000,000
     Ship Not Placed in Service -  Big Easy                                                                             8,712,858
     Equipment                                                                                                          6,886,017
                                              --------   -------   -------    ------------    -----------  --------    -----------
                                                    -         -         -               -              -         -     30,598,875
     LESS: Accumulated Depreciation and
            Amortization                                                                                                8,466,145
                                              --------   -------   -------    ------------    -----------  --------    -----------
          TOTAL PLANT & EQUIPMENT - NET             -         -         -               -              -         -     22,132,730
                                              --------   -------   -------    ------------    -----------  --------    -----------

 OTHER ASSETS:
     Deposits and Other Assets - Non-Related                                                                              121,071
     Spare Parts Inventory                                                                                                430,112
     Notes Receivable                                                                                                   4,800,658
                                              --------   -------   -------    ------------    -----------  --------    -----------
          TOTAL OTHER ASSETS                        -         -         -               -              -         -      5,351,841
                                              --------   -------   -------    ------------    -----------  --------    -----------

 TOTAL ASSETS                                $224,268  $   (666) $  2,937  $          335  $         100  $      -  $  30,683,954
                                              ========   =======   =======    ============    ===========  ========    ===========

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 6/1/2008 AND ENDING 6/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                               AS OF JUNE 29, 2008
                                   (Unaudited)
                       LIBILITIES AND STOCKHOLDERS' EQUITY

     Bankruptcy Court Case No.            06-16441-BKC-PGH      06-16354-BKC-PGH        06-16351-BKC-PGH        06-16350-BKC-PGH
                                                                   Royal Star                ITG Palm
                                              ITB, Inc.        Entertainment, LLC           Beach, LLC             ITGV, Inc.
                                          -----------------    ---------------------    --------------------    -------------------
 CURRENT LIABILITIES:
     Accounts Payable                   $          892,158  $                   276  $              129,273  $             964,825
     Accrued Expenses                              425,467                    1,140               1,047,262              1,836,900
     DIP Financing                                                                                                       3,237,931
     Net Liabilities of Discontinued
       Operations - Current
                                          -----------------    ---------------------    --------------------    -------------------
          TOTAL CURRENT LIABILITIES              1,317,625                    1,416               1,176,535              6,039,656
                                          -----------------    ---------------------    --------------------    -------------------


                                          -----------------    ---------------------    --------------------    -------------------
 LIABILITIES SUBJECT TO COMPRIMISE:              2,561,242                4,824,257              21,816,163             22,505,433
                                          -----------------    ---------------------    --------------------    -------------------

 DEFERRED INCOME                                         -                        -                       -                      -
                                          -----------------    ---------------------    --------------------    -------------------
                                          -----------------    ---------------------    --------------------    -------------------

                                          -----------------    ---------------------    --------------------    -------------------
 COMMITMENTS AND CONTINGENCIES                           -                        -                       -                      -

     Due To/(From) Affiliates                      137,454                        -                 403,554               (441,956)
                                          -----------------    ---------------------    --------------------    -------------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value                         36,284,375
     Series B Preferred Stock
      $10.00 Par Value                           5,000,000
     Common Stock $2.00 Par Value               24,526,024                                                                       1
     Capital in Excess of Par                  184,552,785
     Retained Earnings (Deficit)              (251,340,275)              (4,730,849)            (15,184,167)           (10,835,413)
                                          -----------------    ---------------------    --------------------    -------------------
          TOTAL                                   (977,091)              (4,730,849)            (15,184,167)           (10,835,412)

                                          -----------------    ---------------------    --------------------    -------------------
     LESS:
        Treasury Stock                             457,538                        -                       -                      -
                                          -----------------    ---------------------    --------------------    -------------------
          TOTAL STOCKHOLDERS' EQUITY            (1,434,629)              (4,730,849)            (15,184,167)           (10,835,412)
                                          -----------------    ---------------------    --------------------    -------------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                  $        2,581,692  $                94,824  $            8,212,085  $          17,267,721
                                          =================    =====================    ====================    ===================

     Bankruptcy Court Case No.                   06-16357-BKC-PGH       06-16356-BKC-PGH

                                                       ITGDC                  Orion
                                                 --------------------   -------------------
 CURRENT LIABILITIES:
     Accounts Payable                         $                       $
     Accrued Expenses
     DIP Financing
     Net Liabilities of Discontinued
       Operations - Current
                                                 --------------------   -------------------
          TOTAL CURRENT LIABILITIES                                -                     -
                                                 --------------------   -------------------


                                                 --------------------   -------------------
 LIABILITIES SUBJECT TO COMPRIMISE:                        1,238,440             1,250,658
                                                 --------------------   -------------------

 DEFERRED INCOME                                                   -                     -
                                                 --------------------   -------------------
                                                 --------------------   -------------------

                                                 --------------------   -------------------
 COMMITMENTS AND CONTINGENCIES                                     -                     -

     Due To/(From) Affiliates                                193,846
                                                 --------------------   -------------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value
     Series B Preferred Stock
      $10.00 Par Value
     Common Stock $2.00 Par Value
     Capital in Excess of Par
     Retained Earnings (Deficit)                          (1,432,286)            1,050,000
                                                 --------------------   -------------------
          TOTAL                                           (1,432,286)            1,050,000

                                                 --------------------   -------------------
     LESS:
        Treasury Stock                                             -                     -
                                                 --------------------   -------------------
          TOTAL STOCKHOLDERS' EQUITY                      (1,432,286)            1,050,000
                                                 --------------------   -------------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                       $                    -  $          2,300,658
                                                 ====================   ===================

     Bankruptcy Court Case No.                                                 Non-Bankrupt Companies
                                          GMO          ITB                        GSRT          HOLDFREE
                                         Travel      Racing      ITB Mgmt      RACE TRACK      RACE TRACK    MGMT INC        TOTAL
                                       ---------    ---------  -----------    -------------   -----------    --------  -------------
 CURRENT LIABILITIES:
     Accounts Payable                 $ (53,537) $    73,998  $         -  $             -  $          -  $        -  $   2,006,993
     Accrued Expenses                   135,428                   221,937                                                 3,668,133
     DIP Financing                                                                                                        3,237,931
     Net Liabilities of Discontinued
       Operations - Current                                                        209,200       211,000                    420,200
                                       ---------    ---------  -----------    -------------   -----------    --------  -------------
          TOTAL CURRENT LIABILITIES      81,891       73,998      221,937          209,200       211,000           -      9,333,257
                                       ---------    ---------  -----------    -------------   -----------    --------  -------------


                                       ---------    ---------  -----------    -------------   -----------    --------  -------------
 LIABILITIES SUBJECT TO COMPRIMISE:                 (227,877)   1,017,500                                                54,985,816
                                       ---------    ---------  -----------    -------------   -----------    --------  -------------

 DEFERRED INCOME                              -            -            -        1,439,950             -           -      1,439,950
                                       ---------    ---------  -----------    -------------   -----------    --------  -------------
                                       ---------    ---------  -----------    -------------   -----------    --------  -------------

                                       ---------    ---------  -----------    -------------   -----------    --------  -------------
 COMMITMENTS AND CONTINGENCIES                -            -            -                -             -           -              -

     Due To/(From) Affiliates                 -           20                                    (292,919)                         -
                                       ---------    ---------  -----------    -------------   -----------    --------  -------------

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value                                                                                                  36,284,375
     Series B Preferred Stock
      $10.00 Par Value                                                                                                    5,000,000
     Common Stock $2.00 Par Value           200                    12,500            1,000        25,400                 24,565,125
     Capital in Excess of Par                                     (39,990)    (163,295,651)    3,014,939                 24,232,083
     Retained Earnings (Deficit)        142,177      153,193   (1,209,010)     161,645,836    (2,958,320)              (124,699,114)
                                       ---------    ---------  -----------    -------------   -----------    --------  -------------
          TOTAL                         142,377      153,193   (1,236,500)      (1,648,815)       82,019           -    (34,617,531)

                                       ---------    ---------  -----------    -------------   -----------    --------  -------------
     LESS:
        Treasury Stock                        -            -            -                -             -           -        457,538
                                       ---------    ---------  -----------    -------------   -----------    --------  -------------
          TOTAL STOCKHOLDERS' EQUITY    142,377      153,193   (1,236,500)      (1,648,815)       82,019           -    (35,075,069)
                                       ---------    ---------  -----------    -------------   -----------    --------  -------------


 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY               $ 224,268  $      (666) $     2,937  $           335  $        100  $        -  $  30,683,954
                                       =========    =========  ===========    =============   ===========    ========  =============

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 6/1/2008 AND ENDING 6/30/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                   INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE ONE MONTH ENDED JUNE 29, 2008
                                   (Unaudited)

     Bankruptcy Court Case No.                  06-16441-BKC-PGH     06-16354-BKC-PGH     06-16351-BKC-PGH      06-16350-BKC-PGH
                                                                         Royal Star             ITG Palm
                                                    ITB, Inc.        Entertainment, LLC        Beach, LLC          ITGV, Inc.
                                                -----------------    ------------------   ------------------    ----------------
 OPERATING REVENUES:
     Gaming                                  $                 -  $                  -  $                 -  $        2,111,665
     Fare                                                      -                     -                    -              88,152
     On Board                                                  -                     -                    -             123,905
     Other                                                     -                     -                    -
                                                -----------------    ------------------   ------------------    ----------------
     NET OPERATING REVENUES                                    -                     -                    -           2,323,722
                                                -----------------    ------------------   ------------------    ----------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                                                                                             291,505
     Fare                                                                                                               302,988
     On Board                                                                                                           395,138
     Maritime & Legal Expenses                                                                                          859,917
     G & A Expenses - Palm Beach Princess                                                                               277,757
     G & A Expenses - Parent                              22,037
     Development Costs                                                                               56,273
     Depreciation & Amortization                                                                                         17,917
                                                -----------------    ------------------   ------------------    ----------------
     TOTAL OPERATING COSTS AND EXPENSES                   22,037                     -               56,273           2,145,222
                                                -----------------    ------------------   ------------------    ----------------

 OPERATING INCOME (LOSS)                                 (22,037)                    -              (56,273)            178,500
                                                -----------------    ------------------   ------------------    ----------------

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                                                                                    (39,465)
     Interest Income                                                                                                      1,300
     ITG Vegas Bankruptcy Costs                             (163)                                    (2,500)           (174,000)
                                                -----------------    ------------------   ------------------    ----------------
     TOTAL OTHER INCOME (EXPENSE)                           (163)                    -               (2,500)           (212,165)
                                                -----------------    ------------------   ------------------    ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION                     (22,200)                    -              (58,773)            (33,665)
     LESS: State Income Tax Expense                            -                     -                    -                   -
                                                -----------------    ------------------   ------------------    ----------------

 NET INCOME (LOSS)                           $           (22,200) $                  -  $           (58,773) $          (33,665)
                                                =================    ==================   ==================    ================

     Bankruptcy Court Case No.                  06-16357-BKC-PGH     06-16356-BKC-PGH

                                                      ITGDC                 Orion
                                                -----------------    -----------------
 OPERATING REVENUES:
     Gaming                                  $                 -  $                 -
     Fare                                                      -                    -
     On Board                                                  -                    -
     Other                                                     -                    -
                                                -----------------    -----------------
     NET OPERATING REVENUES                                    -                    -
                                                -----------------    -----------------

 OPERATING COSTS AND EXPENSES:
     Gaming
     Fare
     On Board
     Maritime & Legal Expenses
     G & A Expenses - Palm Beach Princess
     G & A Expenses - Parent
     Development Costs
     Depreciation & Amortization
                                                -----------------    -----------------
     TOTAL OPERATING COSTS AND EXPENSES                        -                    -
                                                -----------------    -----------------

 OPERATING INCOME (LOSS)                                       -                    -
                                                -----------------    -----------------

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses
     Interest Income
     ITG Vegas Bankruptcy Costs
                                                -----------------    -----------------
     TOTAL OTHER INCOME (EXPENSE)                              -                    -
                                                -----------------    -----------------

 INCOME (LOSS)  BEFORE TAX PROVISION                           -                    -
     LESS: State Income Tax Expense                            -                    -
                                                -----------------    -----------------

 NET INCOME (LOSS)                           $                 -  $                 -
                                                =================    =================

     Bankruptcy Court Case No.                                                  Non-Bankrupt Companies
                                                GMO      ITB                      GSRT        HOLDFREE
                                               Travel    Racing    ITB Mgmt    RACE TRACK    RACE TRACK    MGMT INC         TOTAL
                                              --------  --------  ----------  -------------  ------------  --------    -----------
 OPERATING REVENUES:
     Gaming                                  $      -  $      -  $        -  $           -  $          -  $      -  $   2,111,665
     Fare                                           -         -           -              -             -         -         88,152
     On Board                                       -         -           -              -             -         -        123,905
     Other                                     47,038         -           -              -             -         -         47,038
                                              --------  --------  ----------  -------------  ------------  --------    -----------
     NET OPERATING REVENUES                    47,038         -           -              -             -         -      2,370,760
                                              --------  --------  ----------  -------------  ------------  --------    -----------

 OPERATING COSTS AND EXPENSES:
     Gaming                                                                                                               291,505
     Fare                                           -                                                                     302,988
     On Board                                                                                                             395,138
     Maritime & Legal Expenses                                                                                            859,917
     G & A Expenses - Palm Beach Princess      76,663                                                                     354,420
     G & A Expenses - Parent                                                                                               22,037
     Development Costs                              -                                                                      56,273
     Depreciation & Amortization                                                                                           17,917
                                              --------  --------  ----------  -------------  ------------  --------    -----------
     TOTAL OPERATING COSTS AND EXPENSES        76,663         -           -              -             -         -      2,300,195
                                              --------  --------  ----------  -------------  ------------  --------    -----------

 OPERATING INCOME (LOSS)                      (29,625)        -           -              -             -         -         70,565
                                              --------  --------  ----------  -------------  ------------  --------    -----------

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                                                                                      (39,465)
     Interest Income                                                                                                        1,300
     ITG Vegas Bankruptcy Costs                                                                                          (176,663)
                                              --------  --------  ----------  -------------  ------------  --------    -----------
     TOTAL OTHER INCOME (EXPENSE)                   -         -           -              -             -         -       (214,828)
                                              --------  --------  ----------  -------------  ------------  --------    -----------

 INCOME (LOSS)  BEFORE TAX PROVISION          (29,625)        -           -              -             -         -       (144,263)
     LESS: State Income Tax Expense                 -         -           -              -             -         -              -
                                              --------  --------  ----------  -------------  ------------  --------    -----------

 NET INCOME (LOSS)                           $(29,625) $      -  $        -  $           -  $          -  $      -  $    (144,263)
                                              ========  ========  ==========  =============  ============  ========    ===========

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.